SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          CRYO-CELL INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
      5)  Total Fee Paid:

          ---------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ---------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
      3)  Filing Party:

          ---------------------------------------------------------------------
      4)  Date Filed:

          ---------------------------------------------------------------------

                                  [LETTEHEAD]



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of CRYO-CELL International, Inc.

         Notice is hereby given that the Annual Meeting of the Shareholders of CRYO-CELL International, Inc. will be held on June 19, 1998, at 9:00 A.M. local time at the corporate headquarters of CRYO-CELL located at 3165 McMullen Booth Road, Building 5, Clearwater, Florida 33761. The meeting is called for the following purpose:

          1.  To elect a board of four directors,

          2. To approve the appointment of Mirsky, Furst & Associates, P.A. as the Company's independent auditors,

          3. To consider and take action upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

The close of business on May 15, 1998 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

All Shareholders are cordially invited to attend the meeting. PLEASE NOTE THAT IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE RETURN THE ENCLOSED PROXY CARD.


                                    By Order of the Board of Directors



                                    Jill Taymans
                                    Secretary

Dated:  May 22, 1998

                          CRYO-CELL INTERNATIONAL, INC.

                                ----------------

                                 PROXY STATEMENT

                                 ---------------

      This Proxy Statement is furnished to the shareholders of CRYO-CELL International, Inc. (the "Company") in connection with the 1998 Annual Meeting of Shareholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at the CRYO-CELL International, Inc. headquarters located at 3165 McMullen Booth Road, Building #5, Clearwater, Florida 33761 on June 19, 1998 at 9:00 A.M. local time.

      The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about May 19, 1998. The Company, a Delaware Corporation, has its principal executive offices at 3165 McMullen Booth Road, Building #5, Clearwater, Florida 33761.

SOLICITATION OF PROXIES

      The Company is soliciting proxies. The cost of distributing the Proxy Statement and Annual Meeting Notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information material to the beneficial owners. The Company, upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners. Proxies will be voted as indicated and if no designation is made it is the discretion of the proxy.

VOTING SECURITIES

      The Company presently has one class of capital stock outstanding: Common Stock, par value $.01 per share.

      As of April 30, 1998, there were issued and outstanding 7,242,791 shares of Class A Common Stock.

                          ITEM 1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION OF DIRECTORS

      At the meeting, four Directors will be elected by the Shareholders to serve until the next annual meeting or until the successors are elected and shall qualify. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. It is intended that persons set forth under "Ownership of Common Stock" will vote for all the nominees set forth below. Two of these nominees have served as Directors of the Company since inception in 1989 and two have served since 1996.

NAME                        AGE      POSITION                    DIRECTOR SINCE
-------------------------------------------------------------------------------

Daniel D. Richard           67       Chief Executive Officer     1989
                                     Chairman of the Board

Frank W. Hendricks          74       Director                    1996

Edward Modzelewski          69       Director                    1996

Frederick C.S. Wilhelm      66       Director                    1989

DANIEL D. RICHARD

      Daniel D. Richard is the co-founder and co-inventor of the Company's products. He has served as Chairman of the Board of the Company and is also a co-founder and director of Net/Tech International, Inc. For twelve years, he was the co-owner with his wife, Marie E. Richard, of the Chain Lane Food Emporium located in a New Jersey resort area. In 1986, he was co-founder and served as an initial officer and director of Marrow-Tech, Inc., a publicly traded company engaged in the field of cellular replication. Prior to that for over 25 years, Mr. Richard was President of Daniel Richard Consultants, Inc. During that time frame, his organization was responsible for setting up restaurant marketing programs in over 40 cities.

FRANK W. HENDRICKS

      Frank W. Hendricks, Esquire, is now retired from Rust-Oleum Corporation where he served as the Vice President of Technology and Development for the International Division. Previously, Mr. Hendricks was Executive Vice President of International Operations for a Chemical Division of Occidental Petroleum Corporation.

EDWARD MODZELEWSKI

      Edward Modzelewski owned an operated a successful chain of 10 fast food restaurants and a popular Steak House in Cleveland, Ohio which was purchased by Choc-Ful-O-Nuts. Mr. Modzelewski was an all-American running back for the University of Maryland, named Most Valuable Player in the 1952 Sugar Bowl. He was also the Number 1 draft choice for the Pittsburgh Steelers.

FREDERICK C.S. WILHELM

      Frederick C. S. Wilhelm was the former Chairman of the Board of Directors of Buffalo Scale and Supply, Inc., a distributor of scales. He was President of that company from 1976 to 1989. Mr. Wilhelm also serves as a member of the Board of Directors of Net/Tech International, Inc.

                  OWNERSHIP OF STOCK BY DIRECTORS AND OFFICERS

      As of April 30, 1998, there was 7,242,791 Common Shares outstanding and entitled to vote at the Annual Meeting. Each common share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The table listed below sets forth, as of April 30, 1998, the beneficial ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each Director, Executive Officer and all Executive Officers and Directors of the Company as a group as of April 30, 1998:

               NAME OF                    NUMBER OF SHARES         PERCENT OF
          BENEFICIAL OWNER               BENEFICIALLY OWNED         CLASS (1)

   Daniel D. Richard (2)*                   892,500                  12.32%
   Marie E. Richard (3)                     565,500                   7.81%
   Robert E. Vago (4)*                       47,000                    .64%
   Frank W. Hendricks (5)*                   81,000                   1.11%
   Edward Modzelewski (6)*                   51,850                    .72%
   Frederick C.S. Wilhelm (7)*               72,000                   1.00%
   Gerald F. Maass (8)*                      50,000                    .69%
   Paul W. Enoch, Jr. (9)                   540,000                   7.45%

   All Executive Officers and
   Directors As a Group (6 persons)*                                 24.30%


      All addresses for the persons listed above are 3165 McMullen Booth Road, Building #5, Clearwater, Florida 33761.

(1) Pursuant to the rules of the Securities and Exchange Commission, the percentage of voting stock for each stockholder is calculated by dividing
    (i) the number of shares deemed to be beneficially held by such stockholders as of April 30, 1998 by (ii) the sum of (a) the number of shares of Common Stock outstanding as of April 30, 1998 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of April 30, 1998 or will become exercisable within 60 days after April 30, 1998.

(2) This does not include 565,500 shares owned by his wife, Marie E.
    Richard, of which Mr. Richard disclaims beneficial ownership. This does not include shares owned by the Trusts in which he is not a trustee and has no beneficial interest.

(3) This does not include 892,500 shares owned by her husband, Daniel D. Richard, of which Mrs. Richard disclaims beneficial ownership. This does not include shares owned by the Trusts in which she is not a trustee and has no beneficial ownership.

(4) Include 47,000 shares subject to options exercisable as of April 30, 1998.

(5) Includes 7,000 shares subject to options exercisable as of April 30, 1998.

(6) Includes 5,500 shares subject to options exercisable as of April 30,
    1998

(7) Mr. Wilhelm's holdings include 25,000 shares owned by his spouse and 22,000 shares subject to options exercisable as of April 30, 1998.

(8) Includes 50,000 shares subject to options exercisable as of April 30,
    1998

(9) Includes 540,000 shares subject to options exercisable as of April 30, 1998.

                      COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is a Summary Compensation table relating to the chief executive officers.

NAME AND                                               OTHER
PRINCIPAL POSITION         YEAR   SALARY      BONUS    COMPENSATION (1)
------------------         ----   ------      -----    ----------------

Daniel D. Richard
Chief Executive Officer    1996   $125,000     ----        ----
                           1997   $140,000     ----        ----

(1)  No other compensation was received.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 2, 1996, the Company issued 41,694 shares of restricted stock valued at $208,470 to two former employees in consideration for consulting service rendered.

         The Company borrowed from the wife of the Chairman of the Board during 1996 and 1995, $88,662 and $38,000, respectively. These loans were repaid with interest during 1996.

         The Company made payments to Officers and Directors for services rendered for the years ending November 30:

Service Rendered                                   1997           1996
Salaries                                           $199,639       $181,560
Daniel D. Richard       Chief Executive Officer    $140,000       $125,000

                          COMPLIANCE WITH SECTION 16(A)

Daniel D. Richard - Mr. Richard failed to file a Form 5 for the fiscal year ended November 30, 1997, on a timely basis. The required Form 5 has been filed.

Robert E. Vago - Mr. Vago failed to file a Form 5 for the fiscal year ended November 30, 1997, on a timely basis. The required Form 5 has been filed.

Frank W. Hendricks - Mr. Hendricks failed to file a Form 5 for the fiscal year ended November 30, 1997, on a timely basis. The required Form 5 has been filed.

Edward Modzelewski - Mr. Modzelewski failed to file a Form 5 for the fiscal year ended November 30, 1997, on a timely basis. The required Form 5 has been filed.

Frederick C.S. Wilhelm - Mr. Wilhelm failed to file a Form 5 for the fiscal year ended November 30, 1997, on a timely basis. The required Form 5 has been filed.

Gerald F. Maass - Mr. Maass failed to file a Form 3 on a timely basis. The required Form 3 has been filed.

                             APPOINTMENT OF AUDITORS

         Mirsky, Furst & Associates have been selected by the Board of Directors as auditors of the Company for the fiscal year ending November 30, 1998. They have been the auditors for the Company since inception.
Shareholders are being asked to approve the auditors.

                                 OTHER BUSINESS

         Management does not know of any other business to be acted upon at the meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that Shareholders will vote in their discussions on any such matters in accordance with the judgment of the persons voting such proxies.

                    1999 ANNUAL MEETING SHAREHOLDER PROPOSALS

         Proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive offices no later than December 1, 1998 for inclusion in the statement related to that meeting.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to each person, on written request of such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended November 30, 1997 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to the Secretary, CRYO-CELL International, Inc., 3165 McMullen Booth Road, Building #5, Clearwater, Florida 33761.


                                                   CRYO-CELL INTERNATIONAL, INC.


Clearwater, Florida
May 22, 1998

PROXY                      CRYO-CELL INTERNATIONAL, INC.

         3165 McMullen Booth Road, Building 5, Clearwater, Florida 33761
                           /bullet/Tel (813) 723-0333

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel D. Richard, as attorney of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CRYO-CELL International, Inc. to be held at 3165 McMullen Booth Road, Building 5, Clearwater, Florida, on June 19, 1998 at 9:00 a.m., local time, and at any continuation or adjournment, thereof, with all powers which the undersigned might have personally present at the meeting.

Voting Instructions - Mark Your Vote (For, Against, Abstain) Place "X" Only In One Box. The Board of Directors Recommends a Vote "For" The Following:

         1. Election of four Directors to serve a one year term expiring in 1999.
            Nominees: Frank W. Hendricks, Edward Modzelewski, Daniel D. Richard, Frederick C.S. Wilhelm


               FOR ALL        WITHHOLD ALL     FOR ALL EXCEPT AS LISTED_________

         2. To ratify the appointment of Mirsky, Furst & Associates as independent public accountants for the fiscal year ending November 30, 1998.

               FOR            AGAINST          ABSTAIN


===============================================================================


              PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated, May 22, 1998, and a copy of the Company's Annual Report to Stockholders for 1997. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and, by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

         WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS, FOR SUCH NOMINEES AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.



                                         -----------------------------------
                                         Date

                                         -----------------------------------
                                         Signature

                                         -----------------------------------
                                         Signature if Held Jointly